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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 1999 (April 5, 1999)
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                             SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



  Georgia                            1-6853                         58-1032521
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(State or other jurisdiction    (Commission                       (IRS Employer
  of incorporation)              File Number)               Identification No.)



616 E. Walnut Avenue, Dalton, Georgia                                      30720
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               (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (706) 278-3812
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

     The Board of Directors of the Registrant has approved and adopted the Amended and Restated Rights Agreement, dated as of April 10, 1999 (the "Restated Rights Agreement"), between the Registrant and Wachovia Bank, N.A., as rights agent, which updates and extends the existing shareholder rights plan that is scheduled to expire on April 10, 1999.

     In the Restated Rights Agreement, the Registrant has extended the expiration date of its shareholder rights plan to April 10, 2009, and has amended it to, among other things, (i) decrease the threshold ownership level for purposes of the Acquiring Person definition and the trigger of certain other rights from 20% to 15%, (ii) adjust the terms of the associated rights (the "Rights") so that one full Right will be associated with each share of common stock, no par value per share (the "Common Stock"), of the Registrant as currently constituted and that each Right will represent the right to purchase one one-hundredth of a share of Series A Participating Preferred Stock at an exercise price of $100.00, subject to future adjustment as provided therein, and (iii) provide for the right, at the Registrant's option, to exchange Rights for shares of Common Stock of the Registrant under certain circumstances.

     The Board of Directors of the Registrant has also approved and adopted an amendment to the Registrant's bylaws to, among other things, make the "fair price" requirements and the "business combination" provisions of the Georgia Business Corporation Code specifically applicable to the Registrant.

     A copy of the Restated Rights Agreement is attached hereto as Exhibit 4.1 and a copy of the Registrant's bylaws, as amended (the "Bylaws"), is attached hereto as Exhibit 3.1, and each is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the Restated Rights Agreement and the Bylaws, respectively.

     The Restated Rights Agreement and the amendment to the Bylaws were adopted in the normal course of updating and extending the existing shareholder rights plan and not in response to any specific effort to acquire control of the Registrant. The directors of the Registrant are not aware of any such effort.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (c) Exhibits.

          3.1  Bylaws of the Registrant, as amended.

          4.1 Form of Amended and Restated Rights Agreement, dated as of April 10, 1999, between the Registrant and Wachovia Bank, N.A., as rights agent.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SHAW INDUSTRIES, INC.



                                      By: /s/ Bennie M. Laughter
                                          -------------------------------------
                                               Bennie M. Laughter
                                               Vice President, Secretary and
                                               General Counsel

Dated: April 5, 1999


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                                 EXHIBIT INDEX


Exhibit
Number                             Description
3.1       Bylaws of the Registrant, as amended.

4.1       Form of Amended and Restated Rights Agreement, dated as of April 10,
          1999, between the Registrant and Wachovia Bank, N.A., as rights agent.
